AMENDMENT NO. 1 TO CREDIT AGREEMENT

This Amendment No. 1 to Credit Agreement (this "Amendment"), dated as of April 19, 2011 (the "Effective Date"), is entered into among CORE LABORATORIES N.V., a Netherlands limited liability company, (the "Parent"), and CORE LABORATORIES LP, a Delaware limited partnership (the "US Borrower" and, together with the Parent, the "Borrowers" and, each a "Borrower"), the lenders party to the Credit Agreement described below, and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the "Administrative Agent"), Swing Line Lender and L/C Issuer.

INTRODUCTION

Reference is made to the Fifth Amended and Restated Credit Agreement dated as of December 17, 2010 (as modified from time to time, the "Credit Agreement"), among the Borrowers, the lenders from time to time party thereto (collectively, the "Lenders" and individually, a "Lender"), and the Administrative Agent.

WHEREAS, the Borrowers wish to increase the Aggregate Commitments from $125,000,000 to $300,000,000;

WHEREAS, certain Lenders have agreed to increase their Commitments;

WHEREAS, the Borrowers have requested, and the Lenders and the Administrative Agent have agreed, on the terms and conditions set forth herein, to make certain other amendments to the Credit Agreement.

NOW THEREFORE, in connection with the foregoing and for other good and valuable consideration, the Borrowers, the Lenders, and the Administrative Agent hereby agree as follows:

Section 1. Definitions; References.  Unless otherwise defined in this Amendment, each term used in this Amendment that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2. Amendment of Credit Agreement.

(a) Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of "Consolidated Net Worth" in its entirety and inserting the following definition in appropriate alphabetical order:

"Consolidated Total Assets" means, with respect to any Person as of any date, the amount which, in accordance with Agreement Accounting Principles, would be set forth under the caption "Total Assets" (or any like caption) on a consolidated balance sheet of such Person and its consolidated Subsidiaries.

(b) Section 2.14(a) of the Credit Agreement is hereby amended by replacing such Section in its entirety with the following:

(a)           Request for Increase.  Provided there exists no Default, upon notice to the Administrative Agent (which shall promptly notify the Lenders), the Parent may from time to time, request an increase in the Aggregate Commitments to an amount not exceeding $350,000,000 (the "Facility Increase"), cumulative of all outstanding Credit Extensions.  At the time of sending such notice, the Parent (in consultation with the Administrative Agent) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than ten (10) Business Days from the date of delivery of such notice to the Lenders).

(c) Section 7.03(m) of the Credit Agreement is hereby amended by replacing such Section in its entirety with the following:

(m)           other Indebtedness of any Subsidiary or Subsidiaries (in addition to any Indebtedness otherwise permitted pursuant to this Section 7.03); provided such Indebtedness in the aggregate at any one time outstanding does not exceed five percent (5%) of the Consolidated Total Assets of the Borrowers and their Subsidiaries as of the end of the fiscal quarter most recently ended for which financial statements have been provided;

(d) Section 7.03(n) of the Credit Agreement is hereby amended by replacing such Section in its entirety with the following:

(n)           Indebtedness (i) of the US Borrower in connection with the Convertible Notes in a principal amount outstanding not to exceed $300,000,000, (ii) of the Parent in connection with the guaranty of the US Borrower's obligations with respect to the Convertible Notes in a principal amount outstanding not to exceed $300,000,000, or (iii) any refinancing or replacement by the US Borrower or the Borrowers of such original Indebtedness and Indebtedness of the Parent or any Guarantors in connection with the guaranty thereof; provided that in the case of any refinancing or replacement of such Indebtedness described in clause (iii) above, (1) the stated principal amount of such refinanced or replaced Indebtedness is not greater than $300,000,000 (even if the principal amount outstanding on the Convertible Notes at the time of such refinancing or replacement is less than $300,000,000), (2) the principal maturity date for such Indebtedness is no earlier than three months after the Maturity Date, (3) such Indebtedness does not require any scheduled repayment, defeasance, or redemption of any principal amount thereof prior to maturity, and (4) such Indebtedness is subject to financial covenants which are no more restrictive than the financial covenants set forth in this Agreement;

(e) Section 7.04(b) of the Credit Agreement is hereby amended by replacing such Section in its entirety with the following:

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(b)           Neither Borrower will, nor will it permit any of its Subsidiaries to (i) sell, transfer, assign or otherwise dispose of the capital stock of any Loan Party or (ii) other than pursuant to Permitted Intercompany Transactions, sell, transfer, assign or otherwise dispose of any Property (except for sales or other dispositions of inventory and surplus or obsolete equipment in the ordinary course of business) in excess, in the aggregate for all such sales, transfers, assignments, and dispositions prior to the Maturity Date, of an amount equal to seven and one-half percent (7.5%) of the Consolidated Total Assets of the Borrowers and their Subsidiaries as of the end of the fiscal quarter most recently ended for which financial statements have been provided.

(f) Section 7.05(f) of the Credit Agreement is hereby amended by replacing such Section in its entirety with the following:

(f)           (i) Restricted Disbursements constituting settlement of the Warrants upon redemption or maturity thereof or (ii) the cash repurchase by the Parent of the Warrants, at or prior to maturity, if Consolidated Liquidity  (as measured on a pro forma basis after giving effect to such repurchase) exceeds $40,000,000;

(g) Section 7.05(k) of the Credit Agreement is hereby amended by replacing such Section in its entirety with the following:

(f)           any other Restricted Disbursement, in addition to those specifically permitted in this Section 7.05, if after giving effect to such Restricted Disbursements the aggregate amount of all such Restricted Disbursements does not exceed $35,000,000;

(h) Section 7.11 of the Credit Agreement is hereby amended by inserting the following clause at the end of such section:

, other than, in the case of Indebtedness permitted pursuant to Section 7.03(n), provisions in the documents or instruments governing the terms thereof that require that (A) such Indebtedness be equally and ratably secured upon the granting of a Lien to secure the Obligations (except with respect to Cash Collateral required for outstanding Letters of Credit) or (B) any Subsidiary that hereafter guaranties the Obligations also guaranty such Indebtedness.

(i) Schedule 2.01 of the Credit Agreement is hereby amended by deleting it and replacing it in its entirety with Schedule 2.01 attached hereto.

Section 3. Commitment Increases.  By their respective signatures below, the Commitment of each Lender is increased, as of the Effective Date, to the amount set forth opposite such Lender's name on Schedule 2.01 attached hereto.  Each such Lender (a) acknowledges that it has, independently and without reliance upon the Administrative Agent, any other agent or any other Lender or L/C Issuer and based on such documents and information as it

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has deemed appropriate, made its own credit analysis and decision to increase its Commitment; and (b) agrees that it will, independently and without reliance upon the Administrative Agent, any other agent or any other Lender or L/C Issuer, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents.

Section 4. Representations and Warranties.  Each Borrower represents and warrants that (a) the execution, delivery, and performance of this Amendment by each Loan Party are within the corporate or equivalent power and authority of such Loan Party and have been duly authorized by all necessary corporate or other organizational action; (b) this Amendment, and the Credit Agreement as amended hereby, constitute legal, valid, and binding obligations of each Loan Party, enforceable against each Loan Party in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws of general applicability affecting the enforcement of creditors' rights and the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law); (c) the representations and warranties of the Borrowers and each other Loan Party contained in each Loan Document are true and correct in all material respects as of the date of this Amendment, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; and (d) no Default or Event of Default exists under the Loan Documents.

Section 5. Effect on Credit Documents.  Except as amended herein, the Credit Agreement and all other Loan Documents remain in full force and effect as originally executed.  Nothing herein shall act as a waiver of any of the Administrative Agent's or any Lender's rights under the Loan Documents as amended, including the waiver of any default or event of default, however denominated.  Each Borrower acknowledges and agrees that this Amendment shall in no manner impair or affect the validity or enforceability of the Credit Agreement.  This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents.  Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment may be a default or event of default under the other Loan Documents.

Section 6. Effectiveness.  This Amendment shall become effective, the Commitments shall be increased, and the Credit Agreement shall be amended as provided for herein, upon the satisfaction on or prior to the Effective Date of the following conditions:

(a) the Administrative Agent (or its counsel) shall have received (i) counterparts hereof duly executed and delivered by a duly authorized officer of each Borrower, each Guarantor, and by the Lenders whose consent is required to effect the amendments contemplated hereby;

(b) the Administrative Agent (or its counsel) shall have received each of the items listed on the Closing Documents List attached hereto as Annex I, each in form and substance reasonably acceptable to the Administrative Agent and, where applicable, duly executed and delivered by a duly authorized officer of each applicable Loan Party;

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(c) The Administrative Agent shall have received, for the account of each Lender increasing its Commitment, a fee of 62.5 basis points on the amount by which the amount of such Lender's Commitment is increased under this Amendment;

(d) The Parent shall have paid all fees, charges, and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and related documents to the extent then invoiced; and

Section 7. Reaffirmation of Guaranty.  By its signature hereto, each Guarantor represents and warrants that such Guarantor has no defense to the enforcement of the Guaranty to which it is a party, and that according to its terms such Guaranty will continue in full force and effect to guaranty the Borrowers' obligations under the Credit Agreement and the other amounts described in such Guaranty following the execution of this Amendment.

Section 8. Reaffirmation of Intercompany Subordination Agreement.  By its signature hereto, each Borrower and each Guarantor represents and warrants that it has no defense to the enforcement of the Subordination Agreement made by the Borrowers and the Guarantors for the benefit of the Administrative Agent, and that according to its terms the Subordination Agreement will continue in full force and effect to subordinate all intercompany indebtedness among the Loan Parties to the Obligations following execution of this Amendment.

Section 9. Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF TEXAS.

Section 10. Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns; provided, however, that (a) neither Borrower may assign or transfer its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender; and (b) the rights of sale, assignment and transfer of the Lenders are subject to Section 10.06 of the Credit Agreement.

Section 11. Miscellaneous.  The miscellaneous provisions set forth in Article X of the Credit Agreement apply to this Amendment.  This Amendment may be signed in any number of counterparts, each of which shall be an original, and may be executed and delivered electronically and by telecopier.

Section 12. ENTIRE AGREEMENT.  THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[signature page follows]

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EXECUTED as of the first date above written.

CORE LABORATORIES N.V.
By:	Core Laboratories International B.V., its sole Managing Director

By:	/s/ Jan Willem Sodderland
Name:	Jan Willem Sodderland
Title:	Managing Director

CORE LABORATORIES LP
By:	Core Laboratories LLC, its General Partner

By:	/s/ Richard L. Bergmark
Name:	Richard L. Bergmark
Title:	Treasurer

CORE LABORATORIES SALES N.V., a Curaçao limited liability company

By:	/s/ Paul W. Ritchie
Name:	Paul W. Ritchie
Title:	Managing Director

CORE LABORATORIES CANADA LTD., an Alberta, Canada corporation

By:	/s/ Ken Chong
Name:	Ken Chong
Title:	Director

Signature Page to Amendment No. 1 to Credit Agreement

CORE LABORATORIES (U.K.) LIMITED, a company organized under the laws of England and Wales

By:	/s/ George Bruce
Name:	George Bruce
Title:	Director

SAYBOLT LP, a Delaware limited partnership
By:	Core Laboratories LLC, its General Partner

By:	/s/ Richard L. Bergmark
Name:	Richard L. Bergmark
Title:	Treasurer

OWEN OIL TOOLS LP, a Delaware limited partnership
By:	Core Laboratories LLC, its General Partner

By:	/s/ Richard L. Bergmark
Name:	Richard L. Bergmark
Title:	Treasurer

Signature Page to Amendment No. 1 to Credit Agreement

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Anthony W. Kell
Name:	Anthony W. Kell
Title:	Assistant Vice President

Signature Page to Amendment No. 1 to Credit Agreement

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Gary L. Mingle
Name:	Gary L. Mingle
Title:	Senior Vice President

Signature Page to Amendment No. 1 to Credit Agreement

COMERICA BANK, as a Lender

By:	/s/ Cyd Dillahunty
Name:	Cyd Dillahunty
Title:	Vice President – Texas Division

Signature Page to Amendment No. 1 to Credit Agreement

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Brad Ellis
Name:	Brad Ellis
Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Marshall Trenckmann
Name:	Marshall Trenckmann
Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement

SCHEDULE 2.01
COMMITMENTS

AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage
Bank of America, N.A.	$120,000,000	40.0000000000%
Comerica Bank	$60,000,000	20.0000000000%
Wells Fargo Bank, N.A.	$60,000,000	20.0000000000%
JPMorgan Chase Bank, N.A.	$60,000,000	20.0000000000%
Total	$300,000,000	100.000000000%

Schedule 2.01 to Credit Agreement

NOTE

$[Commitment Amount] April 19, 2011

Each of Core Laboratories N.V., a Netherlands limited liability company and Core Laboratories LP, a Delaware limited partnership (each herein called a "Borrower" and collectively called the "Borrowers"), hereby jointly and severally promises to pay to the order of [NAME OF LENDER] (the "Lender") the principal sum of [COMMITMENT AMOUNT] DOLLARS ($[commitment amount]) or, if less, the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to the Agreement (as hereinafter defined), to the Administrative Agent for the account of the Lender in the currency in which such Committed Loan was denominated and in Same Day Funds at the Administrative Agent's Office for such currency, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement.  The Borrowers shall pay the principal of and accrued and unpaid interest on the Loans in full on the Facility Termination Date.  If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment hereunder.

This Note is one of the Notes issued pursuant to, and is entitled to the benefits of, that certain Fifth Amended and Restated Credit Agreement dated as of December 17, 2010 (which, as it may be amended or modified and in effect from time to time, is herein called the "Agreement"), among the Borrowers, the lenders party thereto, including the Lender, and Bank of America, N.A, as Administrative Agent, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated.  This Note is guaranteed pursuant to the Guaranties, all as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof.  Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

CORE LABORATORIES N.V., a Netherlands limited liability company

By:  Core Laboratories International B.V., its sole Managing Director

By:
Jan Willem Sodderland
Managing Director of Core Laboratories International B.V.

CORE LABORATORIES LP, a Delaware limited partnership,

By:  Core Laboratories LLC, its General Partner

By:
      Richard L. Bergmark
      Treasurer

Signature Page to Note

SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL

TO

NOTE OF

CORE LABORATORIES N.V. AND CORE LABORATORIES LP,

DATED APRIL 19, 2011

Date	Type of Loan Made	Currency and Amount of Loan Made	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By